Exhibit 99.1

FOR IMMEDIATE RELEASE

OCTOBER 22, 2018

Investor Relations: Kate Walsh, Vice President of Investor Relations, 214-721-9696, kate.walsh@enlink.com

Media Relations: Jill McMillan, Vice President of Public & Industry Affairs, 214-721-9271, jill.mcmillan@enlink.com

EnLink Midstream, LLC to Acquire EnLink Midstream Partners, LP in a Simplification Transaction

EnLink advances next chapter of growth through streamlined organizational structure

DALLAS, October 22, 2018 — The EnLink Midstream companies, EnLink Midstream, LLC (NYSE: ENLC) (the General Partner) and EnLink Midstream Partners, LP (NYSE: ENLK) (the Master Limited Partnership), today announced that they entered into a merger agreement whereby ENLC will acquire all outstanding common units of ENLK not already owned by ENLC in a unit-for-unit exchange transaction to simplify its corporate structure. The transaction is expected to close in the first quarter of 2019, and upon closing, EnLink will continue to operate as ENLC, a leading midstream energy provider with diversified service offerings across key supply basins and demand regions in the United States.

At closing, the pro forma company will retain the name EnLink Midstream, LLC (“PF ENLC”) and will continue to trade on the New York Stock Exchange as ENLC. Under the terms of the merger agreement, ENLK common unitholders will be entitled to receive 1.15 common units of PF ENLC for each common unit of ENLK owned. In connection with the transaction, ENLC’s incentive distribution rights (IDRs) in ENLK will be eliminated.

The transaction was approved by the Conflicts Committees and Boards of Directors of both ENLC and ENLK.

A presentation regarding the transaction has been posted to www.EnLink.com, and interested parties are encouraged to reference this document for further information.

Expected Transaction Benefits:

•                  Creates a $13 billion enterprise value company upon closing.

•                  Simplifies the organizational structure into a single, larger publicly traded midstream energy company, increasing the public float and enhancing trading liquidity.

•                  Improves project returns with a lower cost of capital for the pro forma entity.

•                  Delivers immediate accretion to distributable cash flow (DCF) per unit for both ENLC and ENLK unitholders. Distributable cash flow (DCF) is a non-GAAP measure and is explained in greater detail under “Non-GAAP Financial Information.”

•                  Expected to provide low double-digit, DCF-per-unit growth through 2021.

•                  Reflects EnLink’s ongoing commitment to investment-grade-style credit metrics.

•                  All three credit rating agencies are expected to reaffirm current ratings.

•                  Drives significant improvement in distribution coverage to 1.3x to 1.5x through 2021, and results in excess of $700 million of cumulative retained cash flow (as defined below) over the same period, supporting EnLink’s plans to self-fund the equity portion of a majority of growth capital expenditures.

•                  Results in sustainable distribution growth of 5 percent or greater annually for at least three years.

•                  Provides 1099 tax form, and PF ENLC is expected to pay minimal cash federal income taxes through at least 2023.

“EnLink has been on a journey to evolve for long-term success. Today, we took another right step in our journey through the announcement of our simplification transaction, which will be immediately accretive to both ENLC and ENLK common unitholders,” said Michael J. Garberding, EnLink President and Chief Executive Officer. “Our business model is unchanged, and we continue to execute on our 7 growth strategies. Through this transaction, we will now have a streamlined structure that further strengthens our ability to achieve greater returns on the capital we deploy, allowing us to create lasting value for all our stakeholders.”

Simplification Transaction Details

Under the terms of the agreement, ENLC will acquire 100 percent of the outstanding ENLK common units that it does not already own. ENLK common unitholders will be entitled to receive 1.15 units of PF ENLC per ENLK unit owned. The consideration for ENLK common unitholders represents a premium of 3.5 percent based on the volume weighted average price for both securities over the last 30 trading days. As part of the simplification, PF ENLC will eliminate all IDRs in ENLK. EnLink’s Series B Preferred Units, Series C Preferred Units, and senior notes will continue to remain outstanding at ENLK. PF ENLC will have approximately 490 million fully diluted units outstanding at transaction close.

The transaction results in a tax basis step-up for PF ENLC with respect to the assets of ENLK. The step-up in tax basis will enhance PF ENLC’s tax outlook and is expected to result in minimal income taxes through at least 2023. The transaction is expected be taxable to ENLK common unitholders, who are encouraged to consult with their tax advisor regarding the potential tax impact from the transaction.

Concurrent with the execution of the merger agreement, an affiliate of GIP that owns a majority of outstanding ENLC common units executed a written consent to approve such issuance. This consent satisfied the requisite approval of the ENLC unitholders for the issuance by ENLC of common units in the transaction. The transaction is subject to the approval of holders of a majority of the ENLK common units. As part of the transaction, GIP, ENLC, and certain subsidiaries of ENLC entered into a support agreement agreeing to vote in favor of the transaction. The transaction is expected to close in the first quarter of 2019, subject to obtaining the ENLK unitholder approval, customary regulatory approvals, and other customary closing conditions.

Financial and Legal Advisors

Baker Botts L.L.P. acted as legal advisor and Citi acted as financial advisor to ENLC. Gibson, Dunn & Crutcher LLP acted as legal advisor to ENLK. Potter Anderson & Corroon LLP acted as legal counsel, and Evercore acted as financial advisor to ENLK’s Conflicts Committee. Richards Layton & Finger, P.A. acted as legal counsel, and Barclays acted as financial advisor to ENLC’s Conflicts Committee. Latham & Watkins acted as legal advisor and Intrepid Partners, LLC acted as financial advisor to GIP.

Conference Call

EnLink will host a conference call on Monday, October 22 at 9 a.m. Central Time to discuss the transaction. The dial-in number for the call is 1-855-656-0924. Callers outside the United States should dial 1-412-542-4172. Participants can also preregister for the conference call by navigating to http://dpregister.com/10124851. Here, they will receive their dial-in information upon completion of preregistration. Interested parties can access an archived replay of the call on the Investors page of  www.EnLink.com.

About the EnLink Midstream Companies

EnLink provides integrated midstream services across natural gas, crude oil, condensate, and NGL commodities. EnLink operates in several top U.S. basins and is strategically focused on the core growth areas of the Permian’s Midland and Delaware basins, Oklahoma’s Midcontinent, and Louisiana’s Gulf Coast. Headquartered in Dallas, EnLink is publicly traded through EnLink Midstream, LLC (NYSE: ENLC), the General Partner, and EnLink Midstream Partners, LP (NYSE: ENLK), the Master Limited Partnership. Visit www.EnLink.com for more information on how EnLink connects energy to life.

Non-GAAP Financial Information & Other Definitions

This press release contains a non-generally accepted accounting principles financial measure that we refer to as distributable cash flow available to common unitholders (“distributable cash flow”).

We define distributable cash flow as adjusted EBITDA (as defined below), less (i) interest expense, (ii) litigation settlement adjustment, (iii) adjustments for the redeemable non-controlling interest, (iv) interest rate swaps, (v) current income taxes and other non-distributable cash flows, (vi) accrued cash distributions on Series B Preferred Units and Series C Preferred Units paid or expected to be paid, and (vii) maintenance capital expenditures, excluding maintenance capital expenditures that were contributed by other entities and relate to the non-controlling interest of our consolidated entities.

We define adjusted EBITDA as net income (loss) plus (i) interest expense, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization expense, (iv) impairments, (v) unit-based compensation, (vi) (gain) loss on non-cash derivatives, (vii) (gain) loss on disposition of assets, (viii) (gain) loss on extinguishment of debt, (ix) successful acquisition transaction costs, (x) accretion expense associated with asset retirement obligations, (xi) reimbursed employee costs, (xii) non-cash rent, (xiii) cash collections under the secured term loan receivable and (xiv) distributions from unconsolidated affiliate investments, less (i) payments under onerous performance obligations, (ii) non-controlling interest, (iii) (income) loss from unconsolidated affiliate investments, and (iv) non-cash revenue from contract restructuring.

We define retained cash flow as (i) expected distributable cash flow minus (ii) total distributions expected to be declared.

Series B Preferred Units means Series B Cumulative Convertible Preferred Units of ENLK.  Series C Preferred Units means Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units of ENLK.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of our management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially than those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements about the proposed transaction, the expected consideration to be received in connection with the closing of the proposed transaction, the timing of the consummation of the proposed transaction, if it will be consummated at all, that the proposed transaction will be accretive, the expected impact of the elimination of ENLK’s incentive distribution rights, the expected impact of the transaction on cost of capital, other anticipated cost savings or tax benefits from the proposed transaction, whether the structure resulting from the proposed simplification transaction will streamline governance, align management, employees GIP and unitholders, the pro forma description of ENLC and its operations following the proposed transaction, the amount, timing, and payment of distributions, guidance information regarding distributions, projected or forecasted financial and operating results, objectives, expectations, intentions, and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect our financial condition, results of operations, or cash flows include, without limitation, (a) the dependence on Devon for a substantial portion of the natural gas that we gather, process, and transport, (b) developments that materially and adversely affect Devon or other customers, (c) Devon’s ability to compete with us, (d) adverse developments in the midstream business may reduce our ability to make distributions, (e) our vulnerability to having a significant portion of our operations concentrated in the Barnett Shale, (f) continually competing for crude oil, condensate, natural gas, and NGL supplies and any decrease in the availability of such commodities, (g) decreases in the volumes that we gather, process, fractionate, or transport, (h) construction risks in our major development projects, (i) our ability to receive or renew required permits and other approvals, (j) changes in the availability and cost of capital, including as a result of a change in our credit rating, (k) operating hazards, natural disasters, weather-related issues or delays, casualty losses, and other matters beyond our control, (l) impairments to goodwill, long-lived assets and equity method investments, and (m) the effects of existing and future laws and governmental regulations, including environmental and climate change requirements and other uncertainties.  These and other applicable uncertainties, factors, and risks are described more fully in EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s filings (collectively, “EnLink Midstream”) with the Securities and Exchange Commission (the “SEC”), including EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Neither EnLink Midstream Partners, LP nor EnLink Midstream, LLC assumes any obligation to update any forward-looking statements.

The assumptions and estimates underlying the forecasted financial information included in the guidance information in this press release are inherently uncertain and, though considered reasonable by the EnLink Midstream management team as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the forecasted financial information. Accordingly, there can be no assurance that the forecasted results are indicative of EnLink Midstream’s future performance or that actual results will not differ materially from those presented in the forecasted financial information. Inclusion of the forecasted financial information in this press release should not be regarded as a representation by any person that the results contained in the forecasted financial information will be achieved.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transactions referred to in this press release, ENLC expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary joint information statement and proxy statement of ENLC and ENLK that also constitutes a preliminary prospectus of ENLC. After the registration statement is declared effective, ENLK will mail a definitive proxy statement/prospectus to unitholders of ENLK, and ENLC will mail a definitive information statement to unitholders of ENLC. This press release is not a substitute for the joint proxy statement/prospectus/information statement or registration statement or for any other document that ENLC or ENLK may file with the SEC and send to ENLC’s and/or ENLK’s unitholders in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS OF ENLC AND ENLK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the proxy statement/ prospectus/ information statement (when available) and other documents filed with the SEC by ENLC or ENLK through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ENLC and ENLK will be available free of charge on ENLC’s and ENLK’s website at www.enlink.com, in the “Investors” tab, or by contacting ENLC’s and ENLK’s Investor Relations Department at 214-721-9696.

Participants in the Solicitation

ENLC and the directors and executive officers of the managing member of ENLC and the directors and executive officers of the general partner of ENLK may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the managing member of ENLC may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. Information about the directors and executive officers of the general partner of ENLK may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

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